CONTINGENT LIABILITIES (Commitments) (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Commitments and Contingencies Disclosure [Abstract]
Minimum future rentals under operating leases - 2022	$ 2.6
Amount of required minimum rental payments for operating leases having an initial or remaining non-cancelable lease term in excess of one year due in the second fiscal year following the latest fiscal year. Excludes interim and annual periods when interim periods are reported on a rolling approach, from latest balance sheet date.	1.3
Minimum future rentals under operating leases - 2024	0.4
Minimum future rentals under operating leases - hereafter	0.8
Leasing fees	$ 2.7	$ 3.2	$ 4.1